UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2009

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33253	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC		29456
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (843) 574-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure

On August 10, 2009, Force Protection, Inc. (the “Company”) held an investor conference call and webcast to discuss its results of operations and financial condition for the second quarter ended June 30, 2009, and its business outlook.  Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the transcript of the Company’s presentation during that call and the questions and answers that followed the presentation.

The information in this report (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Safe Harbor Statement

This Current Report on Form 8-K contains forward-looking statements that are not historical facts, including statements about beliefs and expectations.  These statements are based on beliefs and assumptions of Force Protection’s management and on information currently available to management.  These forward-looking statements include, among other statements, the growth and demand for our vehicles, including the tactical support vehicle, the ForceArmorTM kits, the Buffalo, and the M-ATV Cheetahs, and expectations about delivering the Buffalo vehicle to the US Army and other customers, our projected timing for the delivery of completed vehicles, our plans to sell the M-ATV Cheetah vehicles in inventory, our ability to develop new technologies and products and the effectiveness of these technologies and products, the execution of our business strategy and strategic transformation, including our ability to right-size our manufacturing base, our cost reduction initiatives, the diversification of the range of product offerings, and the development of our Total Life Cycle Support Systems, and our expected financial and operating results including revenues and cash flow for future periods.  Forward-looking statements speak only as of the date they are made and we undertake no obligation to update any of them publicly in light of new information or future events.  A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements.  Examples of these factors include but are not limited to the ability to effectively manage the risks in our business, the ability to develop new technologies and products, and the acceptance of these technologies and products, the ability to obtain new orders for our vehicles and products, the impact of the rate of operations in Iraq and Afghanistan, our ability to identify and remedy our internal control weakness, and deficiencies and other risks and factors and cautionary statements listed in our periodic reports filed with the Securities and Exchange Commission, including the risks set forth in our annual report on Form 10-K for the year ended December 31, 2008 and as updated in the quarterly report filed on Form 10-Q for the period ending June 30, 2009.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Transcript of Investor Conference Call webcast on August 10, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: August 13, 2009

/s/ Lenna Ruth Macdonald
(Signature)
Name: Lenna Ruth Macdonald
Title: Chief Strategy Officer, General Counsel & Corporate Secretary

EXHIBIT LIST

Exhibit	Description

99.1	Transcript of Investor Conference Call webcast on August 10, 2009